UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2026

Quanome Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-42140	82-1978491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 W 34th St, FL 18, Room 18022 New York, NY	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 888-7232

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	QNME	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

On November 4, 2026, QUANOME TECHNOLOGIES, INC., a company incorporated and existing under the laws of the state of Nevada (the “Buyer” or “Company”), and QAI LABS LTD., a company incorporated and existing under the laws of the state of Delaware (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer will acquire 31,579 newly issued and outstanding shares of the Seller (the “Acquisition”) by issuing 6,541,236 new shares of common stock at par value US$0.0001 per share to the Seller (the “Equity Consideration”).

The Acquisition is subject to various closing conditions, including (i) the receipt or effectiveness of all required third-party or governmental consents, approvals and authorizations, the making of required filings and registrations, and the expiration of applicable waiting periods, in each case as required under the Purchase Agreement, (ii) the absence of any legal restraint or certain proceedings preventing, challenging or otherwise interfering with the consummation of the Acquisition or any transactions contemplated thereby, (iii) the accuracy of each party’s representations and warranties (subject to materiality qualifiers) and performance by the parties of their respective obligations under the Purchase Agreement, (iv) the absence of a material adverse change in Seller’s business, assets, financial condition or operations, and (v) the satisfaction of other conditions set forth in the Purchase Agreement.

The Purchase Agreement contains certain termination rights for the Buyer and the Seller, including if (i) the closing has not occurred on or before December 31, 2026 or such other date as the parties may agree upon, subject to certain exceptions set forth in the Purchase Agreement, (ii) a material breach of any provision of the Purchase Agreement has been committed by the other party and such breach has not been waived, (iii) any of the closing conditions by either Buyer or Seller has not been satisfied as of the closing date or if satisfaction of such a condition is or becomes impossible, or (iv) by mutual consent of Buyer and Seller.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Purchase Agreement contains customary representations, warranties and covenants of the Buyer and the Seller, which shall survive the closing. The Buyer and the Seller have agreed to indemnify each other for certain breaches of representations, warranties and covenants.

The Purchase Agreement is included herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any financial or other information about the Seller and the Buyer or their respective subsidiaries and affiliates. Certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the parties rather than establishing certain matters as facts. These representations, warranties and covenants contained in the Purchase Agreement, or any description thereof, are not intended to be relied upon as characterizations of the actual state of facts or condition of Seller, the Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The information regarding the Equity Consideration set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Any issuance of shares of common stock pursuant to the Purchase Agreement will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure

On November 9, 2026, the Company issued a press release titled “Quanome Enters into Agreement for Strategic Investment in QAI Labs, Advancing Quantum Life Sciences Strategy.” A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Some of the information in this Current Report on Form 8-K may contain forward-looking statements. These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “continue,” “if,” “project,” “outlook,” “will,” “could,” “should,” or other similar words or the negatives thereof. Forward-looking statements include, among other things, statements about the ability of the parties to complete the proposed transaction, the satisfaction or waiver of the conditions to closing, and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by known risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors noted below and other cautionary statements in this Current Report on Form 8-K. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, among others, risks related to the ability of the parties to complete the proposed transaction on the proposed terms and schedule, including obtaining required regulatory approvals and satisfying other closing conditions; risks associated with the proposed transaction, such as the possibility that the anticipated benefits may not be realized even if the transaction is completed; as well as other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the foregoing cautionary statements. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement dated November 4, 2026, between QUANOME TECHNOLOGIES, INC. and QAI LABS LTD.
99.1	Press release, issued on November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanome Technologies, Inc.

Dated: November 9, 2026	By:	/s/ Yang Li
	Name:	Yang Li
	Title:	Chief Executive Officer and Director

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